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                               THE COMMERCE FUNDS

               The MidCap Growth Fund (formerly The MidCap Fund)
                                The Growth Fund
              The Value Fund (formerly The Growth and Income Fund)
                         The International Equity Fund
                               The Balanced Fund
                         The Short-Term Government Fund
                                 The Bond Fund
                  The National Tax-Free Intermediate Bond Fund
                  The Missouri Tax-Free Intermediate Bond Fund

                       Supplement dated November 27, 2000
            to Service Shares and Institutional Shares Prospectuses
                              dated March 1, 2000

The disclosures relating to the MidCap Growth (formerly The MidCap Fund), Growth, Value (formerly The Growth and Income Fund), International Equity and Balanced Funds are amended to reflect the following changes:

1. MidCap Growth Fund (formerly The MidCap Fund)

 .  The name of the Fund is changed to the MidCap Growth Fund.

 .  The investment objective of the Fund is deleted and replaced with the following revised investment objective:
 To seek capital appreciation.

 . The Russell Midcap Growth Index will replace the S&P Mid-Cap 400 Index as the Fund's benchmark. The Fund is making this change because the Russell Midcap Growth Index contains securities that are more comparable to those held in the Fund's portfolio. The average annual total returns of the Service Share and Institutional Share Classes of the Fund versus the Russell Midcap Growth Index and the S&P Mid-Cap 400 Index as of 12/31/99 are as follows:

                                                     Since     Since
                                       3      5    Inception Inception
                              1 Year Years  Years  (1/2/97)  (12/12/94)
MidCap Growth Fund
 Service Shares               25.56%  N/A    N/A    20.86%      N/A
 Institutional Shares         25.84% 21.17% 22.64%    N/A      23.72%
Russell Midcap Growth Index*  51.30% 29.77% 28.03%  29.83%     28.03%
S&P Mid-Cap 400 Index**       14.73% 21.81% 23.04%  21.83%     23.78%

*The Russell Midcap Growth Index measures the performance of those Russell
 Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any fees or expenses.
**The S&P Mid-Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses.
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 .  The second and third paragraphs under the Fund's primary investment strategies are deleted and replaced with the following:

 . Generally invests in stocks of companies with medium-sized market capitalizations comparable to those included in the Russell Midcap Growth Index. Currently, the size of those companies is generally below $20 billion. The Adviser believes that these companies have the capacity for above-average earnings growth. The Fund invests in companies in anticipation of capital gains only, without consideration of dividends.

2. Growth Fund

 .  The investment objectives of the Fund are deleted and replaced with the following revised investment objective:
 To seek capital appreciation.

 . The Russell 1000 Growth Index will replace the S&P 500 Index as the Fund's benchmark. The Fund is making this change because the sector diversification in the Russell 1000 Growth Index is more comparable to that of the Fund. The average annual total returns of the Service Share and Institutional Share Classes of the Fund versus the Russell 1000 Growth Index and the S&P 500 Index as of 12/31/99 are as follows:

                                                   Since     Since
                                     3      5    Inception Inception
                            1 Year Years  Years  (1/2/97)  (12/12/94)
Growth Fund
 Service Shares             14.45%  N/A    N/A    23.35%      N/A
 Institutional Shares       14.70% 23.64% 26.34%    N/A      27.10%
Russell 1000 Growth Index*  33.16% 34.07% 32.42%  34.15%     33.04%
S&P 500 Index**             21.04% 27.56% 28.54%  27.59%     28.91%

*The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any fees or expenses.
**The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies. The index figures do not reflect any fees or expenses.

The first paragraph under the Fund's primary investment strategies is amended to substitute the Russell 1000 Growth Index for the S&P 500 Index.

3. Value Fund (formerly The Growth and Income Fund)

 .  The name of the Fund is changed to the Value Fund.

 .  The investment objective of the Fund is deleted and replaced with the following revised investment objective:
 To seek capital appreciation and, secondarily, current income.

 . The Fund's benchmark for comparison of average annual total return will be the Russell 1000 Value Index; the Fund will no longer use one of its current benchmarks, the S&P 500 Index. The Fund is making this change because the Russell 1000 Value Index contains securities that are more comparable to those held in the Fund's portfolio than the S&P 500 Index. The average annual total returns of the Service
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 Share and Institutional Share Classes of the Fund versus the Russell 1000
 Value Index and S&P 500 Index as of 12/31/99 are contained in the Fund's prospectuses.

 . The second paragraph under the Fund's primary investment strategies is amended to substitute the Russell 1000 Value Index for the S&P 500 Index.

 .  David W. Wente, Vice President, is the portfolio manager for the Value Fund
   (formerly The Growth and Income Fund). Mr. Wente has been an equity analyst on the Fund since its inception. He rejoined Commerce in 1996 after spending two years as a financial analyst with a regional retail company. He initially joined the Commerce Bank's Investment Management Group in 1993 and has nine years of investment management experience.

4. International Equity Fund

As a result of a new sub-investment advisory agreement for the Fund, the disclosure relating to the Sub-Advisor is amended as follows:

T. Rowe Price International, Inc. ("Price International" or the "Sub-Adviser") (formerly known as Rowe-Price Fleming International, Inc.) has been the sub-advisor to the Fund since its inception in 1994. Prior to August 8, 2000, Price International was 50% owned by Robert Fleming Holdings Limited and 50% owned by
T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000, T. Rowe Price became the sole owner of Price International. At the same time, T. Rowe Price changed the name of the Sub-Advisor from Rowe-Price Fleming International, Inc. to T. Rowe Price International, Inc. The August 8, 2000 purchase caused the sub-investment advisory agreement in effect as of that date ("Old Agreement") between Commerce Bank, N.A. (the "Advisor") and Price International to terminate automatically. The Board of Trustees approved a new continuing sub-investment advisory agreement between Commerce Bank, N.A. (the "Advisor") and Price International ("Sub-Advisory Agreement"). The shareholders of the Fund approved the new Sub-Advisory Agreement at a shareholder meeting on November 20, 2000.

For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser will pay the Sub-Advisor a monthly management fee at an annual rate of 0.75% of the first $20 million of the average daily net assets of the Fund, 0.60% of the next $30 million of average daily net assets of the Fund and 0.50% of the average daily net assets of the Fund in excess of $50 million. When average daily assets exceed $200 million, the fee will be reset to 0.50% of all Fund assets with a transitional credit provided on assets between $184 million and $200 million; and when average daily net assets of the Fund exceed $500 million, the fee will be reset to 0.45% of all Fund assets. The transitional credit is determined by dividing the product of (i) the excess in assets of the Fund over $184 million; and (ii) $80,000 by $16 million. For the fiscal year ended October 31, 2000, Price International received advisory fees at the effective annual rate of 0.54% of the Fund's average daily net assets.
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Under the Old Agreement, the Fund paid Price International the same management fee as described in the preceding paragraph, except that the management fee was not reset to 0.45% of the Fund's average daily net assets when the Fund's average daily net assets exceeded $500 million.

As noted above, Price International is a wholly-owned subsidiary of T. Rowe Price. Price International's and T. Rowe Price's offices are each located at 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2000, Price International managed over $35.8 billion in investments for individual and institutional accounts.

Commerce Bank's Investment Advisory Group has overall responsibility for managing the portfolio, developing and executing the Fund's investment program and for supervising the Sub-Advisor's activities under the Sub-Advisory Agreement.

5. Balanced Fund

 . John Bartlett, CFA, is the portfolio manager for the equity investments of the Balanced Fund. Mr. Bartlett joined Commerce Bank in 1991, and is Director of Economic & Market Strategy for Commerce Bank's Investment Management Group. He has twenty-two years of experience.